UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22143

WALTHAUSEN FUNDS
(Exact name of registrant as specified in charter)

     2691 Route 9, Suite 102, Malta, NY 12020
(Address of principal executive offices) (Zip code)

John B. Walthausen
Walthausen Funds
2691 Route 9, Suite 102, Malta, NY 12020
(Name and address of agent for service)

Registrant’s telephone number, including area code: (518) 348-7217

Date of fiscal year end: January 31

Date of reporting period: July 31, 2016

Item 1. Reports to Stockholders.

WALTHAUSEN SMALL CAP VALUE FUND

TICKER WSCVX
For Investors Seeking Long-Term Capital Appreciation

SEMI-ANNUAL REPORT
July 31, 2016

Walthausen Small Cap Value Fund
Semi-Annual Report
July 31, 2016

Dear Fellow Shareholders,

The six-month period ended July 31, 2016 has been very rewarding for investors, including shareholders in the Walthausen Small Cap Value Fund. After the accelerated slide in late 2015 and the very difficult January 2016, the domestic small-cap and mid-cap value stocks have shown a very strong rebound the past six months, as measured by the Russell indices. Our benchmark for the Walthausen Small Cap Value Fund (the “Fund”), the Russell 2000 Value, was up with a gain of 19.86% . The Fund itself did better with a gain of 23.06% .

Why the sudden reversal? Why have we gone so long without a bear market even though the commentary from many politicians suggests that the country is suffering? We are not certain but suspect that the extraordinarily low interest rates are pulling investors into the market looking for returns. We believe this is creating some distortions in the market. For example, the REITs, which are represented in the Russell 2000 Value Index showed a 29% return during this period. We find it disturbing that these securities that are highly leveraged with a revenue stream that is closely tied to the level of economic activity would attract a strong flow of investment capital in the eighth year of an economic expansion.

Are we close to the end of the economic expansion? We are not sure. Typically, we have looked at excessive rates of home building or signs of accelerating inflation as indications that the economy is overheated and likely to slow down. We don’t see that. We do see signs of reckless behavior. Whether it has been investing billions in disruptive startups with questionable paths to profitability, or chasing yields on junk bonds or REITs and utilities. We are also seeing signs in employment. Although the low labor participation rate, the still fairly high unemployment rate, and the very modest inflation in wages all suggest that there is slack in the economy. The very disappointing productivity numbers suggest that the workforce is not well prepared for the jobs that the current economy creates.

We are also sensitive to the fact that the emergence of China and, to a lesser extent the entire BRIC group, has been a big driver of world economic growth for over a decade. Now with Brazil and Russia in deep economic turmoil and with slower growth in China weighing on world commodity prices and industrial production, we have a hard time finding the engine for economic growth. Monetary stimulus looks very much like pushing on a string. Will the central banks at some point retreat, feeling that the current economic growth is as good as it is going to be and that they need to get interest rates back to normal levels so that they at least have a tool to stimulate the economy when it hits a turbulent period again, or will the central banks continue to use increasingly “weirder” (Wall Street Journal word, not mine) devices to drive stimulus efforts?

We don’t claim to be good at economic predictions and would rather invest in stocks to grow value over the long term. We believe that our search and identification process continues to be powerful.

Turning to the Fund’s last six months, our sector allocation was a modest positive. The Fund benefited from being overweight in materials. That group bounced back with a greater than 57% return for the six months for the benchmark index. We did not fully benefit from that move as most of the Fund’s holdings were in companies such as Stepan Co. (SCL) and Ferro Corp. (FOE), which have relatively low exposure to volatile commodity prices and thus did not benefit from rebounds in steel and iron ore prices. The Fund suffered some offset to the benefit of positions in materials by an absence from REITs and an overweight in consumer discretionary and healthcare, two laggards.

Stock selection provided the bulk of the return. Interestingly some of the Fund’s best performers were stocks such as Superior Industries (SUP), which the Fund has owned for some time. We like the new management style that Chief Executive Officer Don Stebbins brings to the company. Apparently the Fund was early in buying the name, though we believe the strategy was not high risk. But as earning began to soar, the stock finally responded. While as is our practice we have taken some profits, we continue to hold the aluminum wheel maker’s stock. Likewise, we were too early with our purchase of Tudor Perini (TPC), but we stuck with the stock even though the company was struggling with a few major projects. We concluded that the problems were repairable and that there was enough strength and experience at the top to resolve those problems. The Fund has enjoyed the benefit of the company’s better earnings and has taken some profits but still hold the stock of this engineering and construction company.

2016 Semi-Annual Report 1

The Fund also benefited from holdings in Ply Gem Holdings (PGEM) and Mueller Water (MWA). Both stocks have benefited from an improving home building picture and good returns on invested capital which have been used to improve their balance sheets. Rounding out the top five performers is MGP Ingredients (MGPI). This distiller has recently emerged from stock market obscurity with a move into distilling and aging higher value added bourbon whiskies both for their own label and for other premium brands.

The Fund did have its share of underperformers. The most difficult has been Intrepid Potash (IPI). The miner of potash and related minerals has suffered from a surplus of global production capacity and the disintegration of global cartels. We have stayed with the stock because it is clear that they will be able to restore profitability at current prices by shutting some high cost mines and relying on some higher value added products and low cost sourcing of potash via evaporation. We are also resolute in our conclusion to stick with the stock as there have been sizable recent insider purchases.

The Fund was also hurt by holdings in SeaWorld Entertainment (SEAS). This marine animal based amusement park has shifted its strategy in the past year by deemphasizing the performing whales while building on other popular and acceptable sea animal attractions and also adding other higher return on investment attractions. However, a combination of consumer caution, fear of the Zika virus and a drop off in visits to the Orlando park by Brazilian tourists has caused management to moderate their profit expectations.

The Fund also did poorly with FreightCar America (RAIL) as the slowdown in industrial production and a drop off in rail car loadings raised questions about this railcar builder’s outlook. We have confidence in the stock and believe that the current price more than reflects a very severe economic slowdown particularly given the large cash position that the company enjoys. Bassett Furniture (BSET) also retreated after a disappointing quarter. The Fund has done well with this stock for several years. Our analysis suggests that the slowdown was more apparent than real, and was created by the timing of the Memorial Day sale at quarter’s end.

As we look at the balance of the fiscal year, we continue to find the outlook mixed. There is no question that the June earnings reports were weaker than expected but, more often than not, companies stated that the tone of business was strengthening as the new quarter began. We must, however, note that caution is important. In this slow growth, more deflationary than inflationary environment, companies and individuals have no reason to rush to buy before they need to. Further, the September quarter is always difficult because September is so important. Most businesses slow a bit in July and August and then hope customers come back with solid orders in September. Thus we think it best to operate with the assumption that sales trends will be on the weak side, challenged by slow global trade and a strong dollar. Most of the companies that The Fund owns are taking actions to reduce costs and in most cases they are able to hold prices pretty well, taking advantage of lower energy and materials prices.

In general, we believe balance sheets are in very good shape with either low levels of debt or a structure that is medium term, low interest rate, and covenant light. We cannot predict at this point whether the slowdown that we have been seeing materialize will develop into a recession and if it does, how deep and how long it will be. However, we are convinced that the portfolio is well positioned to reward patient shareholders.

Sincerely,

John B. Walthausen CFA

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-925-8428.

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. To obtain a copy of the Fund’s prospectus, please visit our website at www.walthausenfunds.com or call 1-888-925-8428 and a copy will be sent to you free of charge. Distributed by Rafferty Capital Markets, LLC – Garden City, NY 11530.

2016 Semi-Annual Report 2

WALTHAUSEN SMALL CAP VALUE FUND (Unaudited)

PERFORMANCE INFORMATION

7/31/16 NAV $19.53

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIODS ENDED JULY 31, 2016

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Walthausen Small Cap Value Fund	2.36%	4.19%	10.90%	12.48%
Russell 2000® Value Index(B)	5.59%	6.01%	10.03%	7.17%

Annual Fund Operating Expense Ratio (from Prospectus dated June 1, 2016): 1.25%

The Fund’s expense ratio for the six months ended July 31, 2016 can be found in the financial highlights included in this report.

The Annual Fund Operating Expense Ratio reported above may not correlate to the expense ratio in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds, (b) the expense ratios may be for different periods, and (c) the impact of breakpoints in expenses charged as described in Note 4.

(A)1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Walthausen Small Cap Value Fund was February 1, 2008.

(B)The Russell 2000® Value Index (whose composition is different from that of the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-925-8428. THE FUND’S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2016 Semi-Annual Report 3

WALTHAUSEN SMALL CAP VALUE FUND

                                    WALTHAUSEN SMALL CAP VALUE FUND
                                              by Sectors as of July 31, 2016
                                             (as a percentage of Net Assets)
                                                             (Unaudited)

               * Net Cash represents cash equivalents and other assets in excess of liabilities.

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

     Walthausen & Co., LLC, the Fund’s investment advisor (“Advisor”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.walthausenfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-925-8428). This information is also available on the SEC’s website at http://www.sec.gov.

2016 Semi-Annual Report 4

EXPENSE EXAMPLE
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as redemption fees, and (2) ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Fund on February 1, 2016 and held through July 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Additionally, although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Ultimus Fund Solutions, LLC, the Fund’s transfer agent. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. You will be charged an annual maintenance fee of $15 for each tax deferred account you have with the Fund (“IRA maintenance fees”). To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes management fees, service fees and other Fund expenses. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, IRA maintenance fees described above or expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	February 1, 2016
	February 1, 2016	July 31, 2016	to July 31, 2016

Actual	$1,000.00	$1,230.62	$7.10

Hypothetical	$1,000.00	$1,018.50	$6.42
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.28%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

2016 Semi-Annual Report 5

Walthausen Small Cap Value Fund
		Schedule of Investments
		July 31, 2016 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Agricultural Chemicals
499,869	American Vanguard Corporation	$7,438,051	1.34%
Air Transportation, Nonscheduled
518,420	Era Group Inc. *	4,551,728	0.82%
Aircraft & Parts
190,610	AAR Corp.	4,605,138	0.83%
Carpets & Rugs
312,350	Interface, Inc.	5,578,571	1.00%
Chemicals & Allied Products
294,160	GCP Applied Technologies Inc. *	8,098,225	1.46%
Construction Machinery & Equipment
318,388	Columbus McKinnon Corporation	5,282,057	0.95%
Electronic Components & Accessories
610,199	Vishay Intertechnology Inc.	8,133,953	1.46%
Engines & Turbines
330,530	Briggs & Stratton Corporation	7,512,947	1.35%
Fabricated Plate Work (Boiler Shops)
257,041	Global Power Equipment Group Inc.	999,889	0.18%
Fire, Marine & Casualty Insurance
218,313	Horace Mann Educators Corporation	7,461,938
93,070	The Navigators Group, Inc. *	8,717,867
		16,179,805	2.91%
Games, Toys & Children's Vehicles (No Dolls & Bicycles)
359,290	JAKKS Pacific, Inc. *	3,312,654	0.60%
General Building Contractors - Nonresidential Buildings
428,780	Tutor Perini Corporation *	10,770,954	1.94%
Gold & Silver Ores
1,452,070	Nevsun Resources Ltd. (Canada)	4,820,872	0.87%
Greeting Cards
221,513	CSS Industries Inc.	5,828,007	1.05%
Heavy Construction Other Than Building Construction - Contractors
1,663,326	Great Lakes Dredge & Dock Corporation *	7,385,167	1.33%
Industrial Organic Chemicals
830,295	Nexeo Solutions, Inc. *	7,846,288	1.41%
Industrial Trucks, Tractors, Trailers & Stackers
39,288	Hyster-Yale Materials Handling, Inc.	2,506,182	0.45%
Instruments for Measuring & Testing of Electricity & Electric Signals
186,181	Allied Motion Technologies, Inc.	4,211,414	0.76%
Life Insurance
152,669	Primerica, Inc.	7,863,980	1.41%
Machine Tools, Metal Cutting Types
100,000	Hardinge Inc.	1,010,000	0.18%
Metal Forgings & Stampings
304,919	Materion Corp.	8,052,911	1.45%
Millwood, Veneer, Plywood, & Structural Wood Members
661,790	Ply Gem Holdings, Inc. *	10,165,094	1.83%
Mining & Quarrying of Nonmetallic Minerals (No Fuels)
89,530	Ciner Resources LP	2,735,142	0.49%
Miscellaneous Business Credit Institution
2,032,420	Intrepid Potash, Inc. *	2,621,822	0.47%
Miscellaneous Fabricated Metal Products
985,690	Mueller Water Products, Inc. Series A	11,690,283	2.10%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2016 Semi-Annual Report 6

Walthausen Small Cap Value Fund
		Schedule of Investments
		July 31, 2016 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Motor Homes
123,060	Winnebago Industries, Inc.	$2,923,906	0.53%
Motor Vehicle Parts & Accessories
645,210	Dana Incorporated	8,800,664
306,735	Horizon Global Corporation *	4,002,892
321,095	Superior Industries International, Inc.	9,812,663
		22,616,219	4.07%
Motors & Generators
133,570	Regal Beloit Corporation	8,149,106	1.47%
National Commercial Banks
138,446	BNC Bancorp	3,358,700
155,248	City Holding Company	7,250,082
179,370	Community Bank System Inc.	7,915,598
386,020	First Financial Bancorp	8,226,086
260,120	WSFS Financial Corporation	9,153,623
		35,904,089	6.44%
Office Furniture (No Wood)
560,510	Steelcase Inc. Class A	8,127,395	1.46%
Operative Builders
423,840	M/I Homes, Inc. *	9,557,592	1.72%
Ordnance & Accessories, (No Vehicles/Guided Missiles)
162,570	Vista Outdoor Inc. *	8,136,628	1.46%
Paints, Varnishes, Lacquers, Enamels & Allied Products
632,870	Ferro Corporation *	8,201,995	1.47%
Pharmaceutical Preparations
164,654	Cambrex Corporation *	8,629,516	1.55%
Plastics, Materials, Synth Resins & Nonvulcan Elastomers
111,670	Rogers Corporation *	7,642,695	1.37%
Printed Circuit Boards
230,299	Kimball Electronics, Inc. *	2,906,373	0.52%
Pulp Mills
329,667	Mercer International Inc. (Canada)	2,601,073	0.47%
Pumps & Pumping Equipment
79,430	Ampco-Pittsburgh Corporation	1,049,270	0.19%
Railroad Equipment
299,510	Freightcar America, Inc.	4,462,699
181,650	The Greenbrier Companies, Inc.	5,963,569
		10,426,268	1.87%
Real Estate Agents & Managers (For Others)
560,700	Interval Leisure Group, Inc.	10,081,386	1.81%
Refuse Systems
432,160	Casella Waste Systems, Inc. *	4,045,018	0.73%
Retail - Auto Dealers & Gasoline Stations
291,383	West Marine, Inc. *	2,552,515	0.46%
Retail - Miscellaneous Retail
271,602	Suburban Propane Partners, L.P.	9,256,196	1.66%
Sanitary Services
355,990	Heritage-Crystal Clean, Inc. *	4,489,034	0.81%
Savings Institution, Federally Chartered
429,865	Dime Community Bancshares, Inc.	7,436,664	1.34%
Semiconductors & Related Devices
885,830	Amkor Technology, Inc. *	5,571,871	1.00%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2016 Semi-Annual Report 7

Walthausen Small Cap Value Fund
		Schedule of Investments
		July 31, 2016 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Services - Business Services, NEC
993,548	Lionbridge Technologies, Inc. *	$4,480,901	0.81%
Services - Computer Integrated Systems Design
286,850	Convergys Corporation	7,644,553
96,150	VASCO Data Security International, Inc. *	1,606,666
		9,251,219	1.66%
Services - Educational Services
151,430	American Public Education, Inc. *	4,336,955	0.78%
Services - Equipment Rental & Leasing, NEC
359,270	McGrath RentCorp	11,449,935
174,250	Triton International Limited (Bermuda)	2,925,657
		14,375,592	2.58%
Services - Home Health Care Services
236,459	Addus HomeCare Corporation *	4,459,617
236,560	LHC Group, Inc. *	10,706,706
		15,166,323	2.73%
Services - Mailing, Reproduction, Commercial Art & Photography
626,230	ARC Document Solutions, Inc. *	2,467,346	0.44%
Services - Miscellaneous Amusement & Recreation
534,980	SeaWorld Entertainment, Inc.	8,238,692	1.48%
Services - Nursing & Personal Care Facilities
837,618	Kindred Healthcare, Inc.	10,269,197	1.85%
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
123,280	Stepan Company	7,928,137	1.43%
Special Industry Machinery, NEC
239,690	Amtech Systems, Inc. *	1,459,712	0.26%
State Commercial Banks
235,540	Bryn Mawr Bank Corp.	6,908,388
140,497	Eagle Bancorp, Inc. *	7,242,620
163,080	Great Southern Bancorp, Inc.	6,392,736
178,610	Lakeland Financial Corporation	9,171,623
329,910	Southside Bancshares, Inc.	10,091,947
211,530	Stock Yards Bancorp, Inc.	6,248,596
274,130	TriCo Bancshares	7,132,863
373,895	TrustCo Bank Corp NY	2,478,924
361,480	Wilshire Bancorp, Inc.	3,882,295
		59,549,992	10.70%
Surety Insurance
1,414,070	NMI Holdings, Inc. - Class A *	8,880,360	1.60%
Textile Mill Products
211,590	Lydall Inc. *	9,453,841
359,818	Unifi, Inc. *	9,725,881
		19,179,722	3.45%
Title Insurance
663,840	Fidelity National Financial Ventures *	7,919,611	1.42%
Truck & Bus Bodies
114,011	Miller Industries, Inc.	2,446,676	0.44%
Water Supply
134,072	SJW Corp.	5,679,290	1.02%
Wholesale - Beer, Wine & Distilled Alcoholic Beverages
198,820	MGP Ingredients, Inc.	8,549,260	1.54%
Wholesale - Durable Goods
15,000	School Specialty, Inc. * **	1,500,000	0.27%

* Non-Income Producing Securities. ** Level 2 Security. The accompanying notes are an integral part of these financial statements.

2016 Semi-Annual Report 8

Walthausen Small Cap Value Fund
	Schedule of Investments
	July 31, 2016 (Unaudited)
Shares	Fair Value	% of Net Assets
COMMON STOCKS
Wholesale - Electrical Apparatus & Equipment, Wiring Supplies
458,970 Houston Wire & Cable Company	$2,662,026	0.48%
Wood Household Furniture, (No Upholstered)
294,382 Bassett Furniture Industries Inc.	7,603,887	1.37%
Total for Common Stocks (Cost $471,796,760)	$541,450,841	97.35%
MONEY MARKET FUNDS
10,921,502 Fidelity Institutional Money Market Government Portfolio -
Class I 0.25% ***	$10,921,502	1.96%
(Cost $10,921,502)
Total Investment Securities	552,372,343	99.31%
(Cost $482,718,262)****
Other Assets in Excess of Liabilities	3,852,785	0.69%
Net Assets	$556,225,128	100.00%

*** Variable rate security; the yield rate shown represents the 7-day yield at July 31, 2016.
**** At July 31, 2016, tax basis cost of the Fund’s investments was $482,718,262 and the unrealized appreciation and depreciation were $111,212,316 and ($41,558,235), respectively, with a net unreal-
ized appreciation of $69,654,081.

The accompanying notes are an integral part of these financial statements.

2016 Semi-Annual Report 9

Walthausen Small Cap Value Fund

Statement of Assets and Liabilities (Unaudited)
July 31, 2016

Assets:
Investment Securities at Fair Value	$552,372,343
(Cost $482,718,262)
Receivable for Securities Sold	5,345,417
Receivable for Shareholder Subscriptions	105,636
Receivable for Dividends and Interest	446,678
Total Assets	558,270,074
Liabilities:
Payable for Securities Purchased	1,211,695
Payable for Shareholder Redemptions	242,688
Payable to Advisor for Management Fees (Note 4)	461,944
Payable to Advisor for Service Fees (Note 4)	128,619
Total Liabilities	2,044,946
Net Assets	$556,225,128

Net Assets Consist of:
Paid In Capital	$481,737,943
Accumulated Undistributed Net Investment Income (Loss)	780,767
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	4,052,337
Unrealized Appreciation (Depreciation) in Value of Investments
Based on Identified Cost - Net	69,654,081
Net Assets, for 28,484,010 Shares Outstanding	$556,225,128
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($556,225,128/28,484,010 shares)	$19.53
Redemption Price Per Share ($19.53 * 0.98) (Note 2)	$19.14

Statement of Operations (Unaudited)
For the six month period ended July 31, 2016

Investment Income:
Dividends (Net of foreign withholding tax of $17,242)	$3,840,647
Interest	21,162
Total Investment Income	3,861,809
Expenses:
Management Fees (Note 4)	2,618,608
Service Fees (Note 4)	739,511
Total Expenses	3,358,119

Net Investment Income (Loss)	503,690

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	16,294,525
Net Change in Unrealized Appreciation (Depreciation) on Investments	92,583,117
Net Realized and Unrealized Gain (Loss) on Investments	108,877,642

Net Increase (Decrease) in Net Assets from Operations	$109,381,332

The accompanying notes are an integral part of these financial statements.

2016 Semi-Annual Report 10

Walthausen Small Cap Value Fund

Statements of Changes in Net Assets	(Unaudited)
	2/1/2016	2/1/2015
	to	to
	7/31/2016	1/31/2016
From Operations:
Net Investment Income (Loss)	$503,690	$2,070,021
Net Realized Gain (Loss) on Investments	16,294,525	30,828,947
Net Change in Unrealized Appreciation (Depreciation) on Investments	92,583,117	(140,702,719)
Increase (Decrease) in Net Assets from Operations	109,381,332	(107,803,751)
From Distributions to Shareholders:
Net Investment Income	-	(1,691,260)
Net Realized Gain from Security Transactions	-	(54,019,406)
Change in Net Assets from Distributions	-	(55,710,666)
From Capital Share Transactions:
Proceeds From Sale of Shares	62,381,526	145,931,898
Proceeds From Redemption Fees (Note 2)	6,166	13,968
Shares Issued on Reinvestment of Dividends	-	51,697,184
Cost of Shares Redeemed	(110,255,952)	(367,187,130)
Net Increase (Decrease) from Shareholder Activity	(47,868,260)	(169,544,080)

Net Increase (Decrease) in Net Assets	61,513,072	(333,058,497)

Net Assets at Beginning of Period	494,712,056	827,770,553
Net Assets at End of Period (Including Accumulated Undistributed
Net Investment Income of $780,767 and $277,077)	$556,225,128	$494,712,056

Share Transactions:
Issued	3,607,649	7,057,446
Reinvested	-	2,884,887
Redeemed	(6,305,911)	(18,395,606)
Net Increase (Decrease) in Shares	(2,698,262)	(8,453,273)
Shares Outstanding Beginning of Period	31,182,272	39,635,545
Shares Outstanding End of Period	28,484,010	31,182,272

Financial Highlights
Selected data for a share outstanding	(Unaudited)
throughout the period:	2/1/2016		2/1/2015		2/1/2014		2/1/2013		2/1/2012		2/1/2011
	to		to		to		to		to		to
	7/31/2016		1/31/2016		1/31/2015		1/31/2014		1/31/2013		1/31/2012
Net Asset Value -
Beginning of Period	$15.87		$20.88		$23.08		$20.04		$16.10		$16.19
Net Investment Income (Loss) (a)	0.02		0.06		(0.02)		(0.06)		0.03		(0.03)
Net Gain (Loss) on Securities
(Realized and Unrealized) (b)	3.64		(3.25)		0.93		4.29		4.64		0.15
Total from Investment Operations	3.66		(3.19)		0.91		4.23		4.67		0.12
Distributions (From Net Investment Income)	-		(0.05)		-		-		(0.02)		-
Distributions (From Realized Capital Gains)	-		(1.77)		(3.11)		(1.19)		(0.71)		(0.22)
Total Distributions	-		(1.82)		(3.11)		(1.19)		(0.73)		(0.22)
Proceeds from Redemption Fees (Note 2)	-	+	-	+	-	+	-	+	-	+	0.01
Net Asset Value -
End of Period	$19.53		$15.87		$20.88		$23.08		$20.04		$16.10
Total Return (c)	23.06%	*	(16.27)%		3.23%		20.82%		29.27%		0.95%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$556,225		$494,712		$827,771		$831,568		$647,734		$324,281
Ratio of Expenses to Average Net Assets	1.28%	**	1.25%		1.23%		1.24%		1.30%		1.32%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.19%	**	0.27%		-0.09%		-0.24%		0.15%		-0.16%
Portfolio Turnover Rate	19.88%	*	53.20%		69.42%		69.87%		52.63%		55.36%

+ Amount calculated is less than $0.005.
* Not Annualized.
** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2016 Semi-Annual Report 11

NOTES TO FINANCIAL STATEMENTS
WALTHAUSEN SMALL CAP VALUE FUND
July 31, 2016
(Unaudited)

1.) ORGANIZATION
Walthausen Small Cap Value Fund (the “Fund”) was organized as a diversified series of the Walthausen Funds (the “Trust”) on January 14, 2008. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized in Ohio as a business trust on October 10, 2007 and may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on February 1, 2008. As of July 31, 2016, there were two series authorized by the Trust. The Fund’s investment objective is to seek long-term capital appreciation. The investment advisor to the Fund is Walthausen & Co., LLC (the “Advisor”).

After December 31, 2012, the Fund closed to new investors. However, the Board of Trustees of the Fund approved the re-opening of the Fund to new investors and new accounts effective March 1, 2016.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the six month period ended July 31, 2016, the Fund did not incur any interest or penalties.

SHARE VALUATION
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less. During the six month period ended July 31, 2016, proceeds from redemption fees amounted to $6,166.

2016 Semi-Annual Report 12

Notes to Financial Statements (Unaudited) - continued

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund records security transactions based on the trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may hold investments in master limited partnerships (“MLPs”). It is common for distributions from MLPs to exceed taxable earnings and profits resulting in the excess portion of such dividends to be designated as return of capital. Annually, income or loss from MLPs is reclassified upon receipt of the MLPs K-1. For financial reporting purposes, management does not estimate the tax character of MLP distributions for which actual information has not been reported.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or an appropriate basis.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to

2016 Semi-Annual Report 13

Notes to Financial Statements (Unaudited) - continued

the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, including MLPs). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at the net asset value and are classified as level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of July 31, 2016:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$539,950,841	$1,500,000	$0	$541,450,841
Money Market Funds	10,921,502	0	0	10,921,502
Total	$550,872,343	$1,500,000	$0	$552,372,343

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 3 assets during the six month period ended July 31, 2016. There were no transfers into or out of the levels during the six month period ended July 31, 2016. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in any derivative instruments during the six month period ended July 31, 2016.

2016 Semi-Annual Report 14

Notes to Financial Statements (Unaudited) - continued

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Trust, on behalf of the Fund, has entered into an investment advisory agreement (“Management Agreement”) with the Advisor. The Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services, the Advisor received an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust, on behalf of the Fund, and the Advisor (the “Services Agreement”), the Advisor is obligated to pay the operating expenses of the Fund excluding management fees, any 12b-1 fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers. For its services, the Advisor receives service fees equal to an annual rate of 0.45% of the Fund’s average daily net assets up to $100 million, 0.25% of the Fund’s average daily net assets between $100 million and $500 million, and 0.15% of such assets in excess of $500 million.

For the six month period ended July 31, 2016, the Advisor earned management fees totaling $2,618,608, of which $461,944 was due to the Advisor at July 31, 2016. For the same period, the Advisor earned service fees of $739,511, of which $128,619 was due to the Advisor at July 31, 2016.

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management and services fees paid to the Advisor by the Fund.

The Trustees who are not interested persons of the Fund were each paid $2,000, for a total of $6,000, in Trustees’ fees plus travel and related expenses for the six month period ended July 31, 2016 for their services to the Fund. The Advisor pays these fees pursuant to the Services Agreement.

5.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. Paid in capital at July 31, 2016 was $481,737,943 representing 28,484,010 shares outstanding.

6.) PURCHASES AND SALES OF SECURITIES
For the six month period ended July 31, 2016, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $100,921,881 and $144,800,655, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of July 31, 2016, Charles Schwab & Co., Inc. located at 101 Montgomery Street, San Francisco, California, for the benefit of its clients, and NFS, LLC located at 200 Liberty Street, New York, New York, for the benefit of its clients, held, in aggregate, 34.50% and 46.61%, respectively, of the shares of the Fund, and therefore each may be deemed to control the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at July 31, 2016 was $482,718,262. At July 31, 2016, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

2016 Semi-Annual Report 15

Notes to Financial Statements (Unaudited) - continued

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$111,212,316	($41,558,235)	$69,654,081

The tax character of distributions was as follows:

	Six Months Ended	Fiscal Year Ended
	July 31, 2016	January 31, 2016
Ordinary Income .	$ -0-	$ 5,777,198
Long-Term Capital Gain	-0-	49,933,468
	$ -0-	$ 55,710,666

As of July 31, 2016, there were no differences between book and tax basis.

9.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

2016 Semi-Annual Report 16

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2016 Semi-Annual Report 17

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2016 Semi-Annual Report 18

Board of Trustees
Edward A. LaVarnway
John P. Mastriani
Hany A. Shawky
John B. Walthausen

Investment Advisor and Administrator
Walthausen & Co., LLC

Legal Counsel
Thompson Hine LLP

Custodian
US Bank, N.A.

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Ultimus Fund Solutions, LLC

Sub-Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

Distributor
Rafferty Capital Markets, LLC

This report is provided for the general information of the shareholders of the Walthausen
Small Cap Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

WALTHAUSEN SMALL CAP VALUE FUND
2691 Route 9, Suite 102
Malta, NY 12020

WALTHAUSEN SELECT VALUE FUND

INSTITUTIONAL CLASS TICKER WSVIX
RETAIL CLASS TICKER WSVRX
For Investors Seeking Long-Term Capital Appreciation

SEMI-ANNUAL REPORT
July 31, 2016

Walthausen Select Value Fund
Semi-Annual Report
July 31, 2016

Dear Fellow Shareholders,

The six-month period ended July 31, 2016 has been very rewarding for investors. After the accelerated slide in late 2015 and the very difficult January 2016, the domestic small-cap and mid-cap value stocks have shown a very strong rebound the past six months, as measured by the Russell indices. Our benchmark for the Walthausen Select Value Fund (the “Fund”), the Russell 2500 Value Index, gained 20.11% . Unfortunately, the Fund (Institutional class) lagged with a very disappointing 12.89% return.

Why the sudden reversal? Why have we gone so long without a bear market even though the commentary from many politicians suggests that the country is suffering? We are not certain but suspect that the extraordinarily low interest rates are pulling investors into the market looking for returns. We believe this is creating some distortions in the market. For example, the REITs which are represented in the Russell 2500 Value Index showed a 29% return during this period. We find it disturbing that these securities that are highly leveraged with a revenue stream that is closely tied to the level of economic activity would attract a strong flow of investment capital in the eighth year of an economic expansion.

Are we close to the end of the economic expansion? We are not sure. Typically, we have looked at excessive rates of home building or signs of accelerating inflation as indications that the economy is overheated and likely to slow down. We don’t see that. We do see signs of what we believe to be reckless behavior. Whether it has been investing billions in disruptive startups with questionable paths to profitability, or chasing yields on junk bonds or REITs and utilities. We are also seeing signs in employment. Although the low labor participation rate, the still fairly high unemployment rate, and the very modest inflation in wages all suggest that there is slack in the economy. The very disappointing productivity numbers suggest that the workforce is not well prepared for the jobs that the current economy creates.

We are also sensitive to the fact that the emergence of China and, to a lesser extent, the entire BRIC group has been a big driver of world economic growth for over a decade. Now with Brazil and Russia in deep economic turmoil and with slower growth in China weighing on world commodity prices and industrial production, we have a hard time finding the engine for economic growth. Monetary stimulus looks very much like pushing on a string. Will the central banks at some point retreat, feeling that the current economic growth is as good as it is going to be and that they need to get interest rates back to normal levels so that they at least have a tool to stimulate the economy when it hits a turbulent period again, or will the central banks continue to use increasingly “weirder” (Wall Street Journal word not mine) devices to drive stimulus efforts?

We don’t claim to be good at economic predictions and would rather invest in stocks to grow value over the long term. We believe that our search and identification process continues to be powerful.

Turning to the Fund’s last six months, while our sector allocation did not help, it was primarily stock selection that created such a lag versus the index. We benefited from being overweight in materials. The group bounced back with a greater than 48% return for the six months for the benchmark index. The Fund did not fully benefit from that move as most of its holdings were in companies such as Aptar Group (ATR), PolyOne (POL) and GCP Applied Technologies (GCP), all good solid companies with superior returns on invested capital but with a low sensitivity to the rebound in steel and other commodity prices that drove the super returns in the materials group. Both PolyOne and GCP did very nicely on their own merits, while only Aptar lagged; though that seemed more related to a currency effect on this very international company and some impact on their fragrance and cosmetics packaging business from weakness in Brazil. The Fund does own one steel company, Commercial Metals (CMC). That company is well inte-

2016 Semi-Annual Report 1

grated from collecting and recycling scrap to fabricating rebar for construction which makes it less sensitive to the unpredictable shifts in commodity prices.

Our benefit from an overweight position in materials was offset by an absence from real estate REITs. The Fund almost never invests in real estate REITs though they are featured heavily in the Fund’s benchmark with a 17% weight. The Fund also was penalized by meaningful overweight positions in several lagging sectors (health care and consumer discretionary).

Stock selection, generally our strong suit, was the major detractor. While we will later discuss individual names, we think it important to try to generalize. This Fund works with a fairly concentrated forty-name portfolio. The majority of the names are high quality, strong return on invested capital stocks with long tenure management teams. Those stocks, though often unexciting, generally performed well. The balance of the portfolio is more involved in special situations where new strategies and or new management teams have laid out plans to improve returns. As we look at the results we find that though the market was strong during the six-month period, investors were increasingly skeptical and increasingly ready to punish stocks when earnings or future guidance fell short.

The Fund’s most damaging holding was GNC Holdings (GNC). This maker and retailer of vitamins and supplements suffered declining same store sales. Given a lack of available industry statistics, we cannot know whether this reflected a waning (permanent or temporary) of consumer enthusiasm for vitamins and supplements, whether it was due to price competition from internet retailers or a failure of management’s strategy or execution. Whatever the reason, the stock was punished, and with another change in management we stepped aside and sold the position.

The Fund was also penalized by holding SeaWorld Entertainment (SEAS). We are convinced that management is doing the right things to make the amusement parks more attractive to families, but slack attendance particularly from Brazilian tourists caused management to reduce guidance and the stock was badly battered. In this case we have maintained the Fund’s holding. The Fund did sell Air Methods (AIRM), a provider of helicopter medivac services. We were concerned that the company is having an increasingly difficult time collecting from insurance companies and resolving aging accounts receivable.

The Fund did have a number of stocks that performed well. The Fund’s best performer was GCP mentioned earlier. The company is the maker of specialty chemicals that are critical in concrete and other construction applications and has all the characteristics that we like; a strong position with proprietary products, an able and experienced management team and a flow of new products that we believe will serve to keep the business growing into the future. We have admired the business for many years but have been frustrated because it was burdened with the legacy liabilities of W. R. Grace. When it was spun out, we moved quickly to complete our analysis and take a position in the new stock for the Fund.

The Fund also did well with McGrath Rentcorp (MGRC). The company is in several businesses but the most important is the rental of temporary modular buildings. Most of those are used to accommodate growing school districts and for use as construction site offices. Those markets had been in the doldrums since the financial crisis but with the stock down and those markets ticking up the Fund took a position in an old favorite. The Fund also moved out of two names La-Z-Boy (LZB) and Big Lots (BIG) when we concluded that their stock price had appreciated to a full value.

As we look at the balance of the fiscal year, we continue to find the outlook mixed. There is no question that the June earnings reports were weaker than expected but, more often than not, companies stated that the tone of business was strengthening as the new quarter began. We must, however, note that caution is important. In this slow growth, more deflationary than inflationary environment, companies and individuals have no reason to rush to buy before they need to. Further, the September quarter is always difficult because September is so important. Most businesses slow a bit in July and August and then hope customers come back with solid

2016 Semi-Annual Report 2

orders in September. Thus we think it best to operate with the assumption that sales trends will be on the weak side, challenged by slow global trade and a strong dollar. Most of the companies that the Fund owns are taking actions to reduce costs and in most cases they are able to hold prices pretty well, taking advantage of lower energy and materials prices.

In general, we believe balance sheets are in very good shape with either low levels of debt or a structure that is medium term, low interest rate, and covenant light. We cannot predict at this point whether the slowdown that we have been seeing materialize will develop into a recession and if it does, how deep and how long it will be. However, we are convinced that the portfolio is well positioned to reward patient shareholders.

Sincerely,

John B. Walthausen CFA

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-925-8428.

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. To obtain a copy of the Fund’s prospectus, please visit our website at www.walthausenfunds.com or call 1-888-925-8428 and a copy will be sent to you free of charge. Distributed by Rafferty Capital Markets, LLC – Garden City, NY 11530.

2016 Semi-Annual Report 3

WALTHAUSEN SELECT VALUE FUND (Unaudited)

PERFORMANCE INFORMATION

7/31/16 Institutional Class NAV $14.89
7/31/16 Retail Class NAV $14.72

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIODS ENDED JULY 31, 2016.

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Walthausen Select Value Fund - Institutional Class	-1.03%	4.24%	10.92%	9.73%
Walthausen Select Value Fund - Retail Class	-1.32%	3.97%	10.65%	9.45%
Russell 2500® Value Index(B)	6.36%	7.74%	11.41%	10.58%

Annual Fund Operating Expense Ratios (from Prospectus dated June 1, 2016):
                                     Institutional Class - Gross 1.45%, Net 1.20%
                                     Retail Class - 1.45%

The Advisor reimbursed and/or waived certain expenses of the Fund’s Institutional and Retail Classes. Absent those arrangements, the performance of the Classes would have been lower.

The Fund’s expense ratio for the six month period ended July 31, 2016 can be found in the financial highlights included in this report.

The Annual Fund Operating Expense Ratio reported above may not correlate to the expense ratio in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds, (b) the expense ratios may be for different periods, and (c) the impact of breakpoints in expenses charged as described in Note 4.

(A)1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Walthausen Select Value Fund was December 27, 2010.

(B)The Russell 2500® Value Index (whose composition is different from that of the Fund) measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-925-8428. THE FUND’S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2016 Semi-Annual Report 4

WALTHAUSEN SELECT VALUE FUND

                                      WALTHAUSEN SELECT VALUE FUND
                                            by Sectors as of July 31, 2016
                                           (as a percentage of Net Assets)
                                                          (Unaudited)

      * Net Cash represents cash equivalents and liabilities in excess of other assets.

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

     Walthausen & Co., LLC, the Fund’s investment advisor (“Advisor”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.walthausenfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-925-8428). This information is also available on the SEC’s website at http://www.sec.gov.

2016 Semi-Annual Report 5

EXPENSE EXAMPLE
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as redemption fees, and (2) ongoing costs, including management fees, service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Fund on February 1, 2016 and held through July 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Additionally, although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Ultimus Fund Solutions, LLC, the Fund’s transfer agent. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. You will be charged an annual maintenance fee of $15 for each tax deferred account you have with the Fund (“IRA maintenance fees”). To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes management fees, service fees and other Fund expenses. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, IRA maintenance fees described above or expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Institutional Class
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	February 1, 2016
	February 1, 2016	July 31, 2016	to July 31, 2016

Actual	$1,000.00	$1,128.89	$6.35

Hypothetical**	$1,000.00	$1,018.90	$6.02
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the aver- age account value over the period, multiplied by 182/366 (to reflect the partial period).

Retail Class
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	February 1, 2016
	February 1, 2016	July 31, 2016	to July 31, 2016

Actual	$1,000.00	$1,127.11	$7.67

Hypothetical**	$1,000.00	$1,017.65	$7.27
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the aver- age account value over the period, multiplied by 182/366 (to reflect the partial period).

2016 Semi-Annual Report 6

Walthausen Select Value Fund
		Schedule of Investments
		July 31, 2016 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Accident & Health Insurance
33,150	Assurant, Inc.	$2,751,781	2.67%
Air Transportation, Nonscheduled
55,550	Air Methods Corporation *	1,849,259	1.79%
Blankbooks, Looseleaf Binders & Bookbinding & Related Work
46,650	Deluxe Corporation	3,153,074	3.06%
Chemicals & Allied Products
103,090	GCP Applied Technologies Inc. *	2,838,068	2.75%
Commodity Contracts Brokers & Dealers
808	Seaboard Corporation *	2,367,440	2.30%
Converted Paper & Paperboard Products (No Containers/Boxes)
34,420	Avery Dennison Corp.	2,680,974	2.60%
Electrical Work
44,540	EMCOR Group, Inc.	2,480,878	2.41%
Electronic Components & Accessories
177,040	Vishay Intertechnology Inc.	2,359,943	2.29%
Fire, Marine & Casualty Insurance
30,820	American Financial Group	2,252,942
71,190	Horace Mann Educators Corporation	2,433,274
		4,686,216	4.53%
Hazardous Waste Management
50,430	Clean Harbors, Inc. *	2,593,111	2.51%
Industrial Organic Chemicals
52,440	Westlake Chemical Corporation	2,398,606	2.33%
Life Insurance
54,660	Primerica, Inc.	2,815,537	2.73%
Miscellaneous Industrial & Commercial Machinery & Equipment
47,990	Moog Inc. - Class A *	2,642,809	2.56%
Miscellaneous Transportation Equipment
29,440	Polaris Industries Inc.	2,907,200	2.82%
Office Machines, NEC
113,000	Pitney Bowes Inc.	2,182,030	2.12%
Operative Builders
101,170	M.D.C. Holdings, Inc.	2,662,794	2.58%
Plastic Materials, Synth Resin
67,890	PolyOne Corporation	2,380,902	2.31%
Plastics Products, NEC
34,930	AptarGroup, Inc.	2,730,827	2.65%
Printed Circuit Boards
131,690	Jabil Circuit, Inc.	2,679,891	2.60%
Pumps & Pumping Equipment
64,630	ITT Inc.	2,049,417	1.99%
Railroad Equipment
137,265	Trinity Industries, Inc.	3,185,921	3.09%
Retail - Food Stores
98,160	GNC Holdings, Inc. Class A	2,003,446	1.94%
Retail - Furniture Stores
86,970	Restoration Hardware Holdings, Inc. *	2,679,546	2.60%
Services - Computer Processing & Data Preparation
20,210	DST Systems, Inc.	2,492,499	2.42%
Services - Equipment Rental & Leasing, NEC
96,290	McGrath RentCorp	3,068,762
203,650	Textainer Group Holdings Limited (Bermuda)	2,419,362
		5,488,124	5.32%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2016 Semi-Annual Report 7

Walthausen Select Value Fund
		Schedule of Investments
		July 31, 2016 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Services - Hospitals
72,300	HealthSouth Corp.	$3,112,515	3.02%
Services - Miscellaneous Amusement & Recreation
112,190	SeaWorld Entertainment, Inc.	1,727,726	1.67%
Services - Nursing & Personal Care Facilities
215,780	Kindred Healthcare, Inc.	2,645,463	2.56%
State Commercial Banks
35,180	Bank of Hawaii Corporation	2,424,606
51,489	Commerce Bancshares, Inc.	2,434,915
50,210	Eagle Bancorp, Inc. *	2,588,325
49,870	Independent Bank Corp.	2,503,973
15,800	Signature Bank Corp. *	1,899,792
		11,851,611	11.48%
Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens)
139,810	Commercial Metals Company	2,312,457	2.24%
Surety Insurance
106,760	Essent Group Ltd. *	2,557,970	2.48%
Transportation Services
61,260	GATX Corporation	2,740,160	2.66%
Water Transportation
47,000	Kirby Corporation *	2,561,030	2.48%
Total for Common Stocks (Cost $92,167,633)		$98,569,225	95.56%
REAL ESTATE INVESTMENT TRUSTS
112,625	OUTFRONT Media Inc.	2,620,784	2.54%
	(Cost $3,087,390)
MONEY MARKET FUNDS
3,103,151	Fidelity Institutional Money Market Government Portfolio -
	Class I 0.25% **	3,103,151	3.01%
	(Cost $3,103,151)
Total Investment Securities		104,293,160	101.11%
	(Cost $98,358,174)***
Liabilities in Excess of Other Assets		(1,140,447)	-1.11%
Net Assets		$103,152,713	100.00%

* Non-Income Producing Securities.
** Variable rate security; the yield rate shown represents the 7-day yield at July 31, 2016.
*** At July 31, 2016, tax basis cost of the Fund’s investments was $98,358,174 and the unrealized appreciation and depreciation were $11,643,587 and ($5,708,601), respectively, with a net unrealized appreciation of $5,934,986.

The accompanying notes are an integral part of these financial statements.

2016 Semi-Annual Report 8

Walthausen Select Value Fund

Statement of Assets and Liabilities (Unaudited)
July 31, 2016
Assets:
Investment Securities at Fair Value	$104,293,160
(Cost $98,358,174)
Receivable for Dividends and Interest	11,312
Receivable for Shareholder Subscriptions	79,506
Total Assets	104,383,978
Liabilities:
Payable for Securities Purchased	1,041,521
Payable for Shareholder Redemptions	75,214
Payable to Advisor for Management Fees (Note 4)	86,969
Payable to Advisor for Service Fees (Note 4)	27,561
Total Liabilities	1,231,265
Net Assets	$103,152,713
Net Assets Consist of:
Paid In Capital	$102,542,156
Accumulated Undistributed Net Investment Income (Loss)	183,139
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	(5,507,568)
Unrealized Appreciation (Depreciation) in Value of Investments
Based on Identified Cost - Net	5,934,986
Net Assets	$103,152,713

Institutional Class
Net Assets	$52,147,226
Shares Outstanding
(Unlimited shares authorized)	3,502,238
Net Asset Value and Offering Price Per Share	$14.89
Redemption Price Per Share ($14.89 * 0.98) (Note 2)	$14.59

Retail Class
Net Assets	$51,005,487
Shares Outstanding
(Unlimited shares authorized)	3,464,073
Net Asset Value and Offering Price Per Share	$14.72
Redemption Price Per Share ($14.72 * 0.98) (Note 2)	$14.43

Statement of Operations (Unaudited)
For the six month period ended July 31, 2016
Investment Income:
Dividends (Net of foreign withholding tax of $671)	$765,446
Interest	3,578
Total Investment Income	769,024
Expenses:
Management Fees (Note 4)	482,424
Service Fees (Note 4)	216,362
Total Expenses	698,786
Less: Waived Service Fees (Note 4)	(64,510)
Net Expenses	634,276
Net Investment Income (Loss)	134,748
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	461,662
Net Change In Unrealized Appreciation (Depreciation) on Investments	10,975,624
Net Realized and Unrealized Gain (Loss) on Investments	11,437,286
Net Increase (Decrease) in Net Assets from Operations	$11,572,034

The accompanying notes are an integral part of these financial statements.

2016 Semi-Annual Report 9

Walthausen Select Value Fund

Statements of Changes in Net Assets	(Unaudited)
	2/1/2016	2/1/2015
	to	to
	7/31/2016	1/31/2016
From Operations:
Net Investment Income (Loss)	$134,748	$407,363
Net Realized Gain (Loss) on Investments	461,662	(5,931,817)
Net Change in Unrealized Appreciation (Depreciation) on Investments	10,975,624	(4,482,960)
Increase (Decrease) in Net Assets from Operations	11,572,034	(10,007,414)
From Distributions to Shareholders:
Net Investment Income
Institutional Class	-	(243,150)
Retail Class	-	(106,296)
Net Realized Gain from Security Transactions
Institutional Class	-	(360,733)
Retail Class	-	(291,070)
Change in Net Assets from Distributions	-	(1,001,249)
From Capital Share Transactions:
Proceeds From Sale of Shares
Institutional Class	7,003,871	31,039,191
Retail Class	11,178,301	31,626,681
Proceeds From Redemption Fees (Note 2)
Institutional Class	1,597	2,609
Retail Class	924	2,261
Shares Issued on Reinvestment of Dividends
Institutional Class	-	602,546
Retail Class	-	396,789
Cost of Shares Redeemed
Institutional Class	(9,334,481)	(24,490,758)
Retail Class	(5,241,613)	(13,067,370)
Net Increase (Decrease) from Shareholder Activity	3,608,599	26,111,949
Net Increase (Decrease) in Net Assets	15,180,633	15,103,286
Net Assets at Beginning of Period	87,972,080	72,868,794
Net Assets at End of Period (Including Accumulated Undistributed	$103,152,713	$87,972,080
Net Investment Income of $183,139 and $48,391, respectively)
Share Transactions:
Issued
Institutional Class	508,064	2,115,415
Retail Class	798,141	2,110,687
Reinvested
Institutional Class	-	42,195
Retail Class	-	28,062
Redeemed
Institutional Class	(659,897)	(1,685,093)
Retail Class	(380,542)	(883,621)
Net Increase (Decrease) in Shares	265,766	1,727,645

The accompanying notes are an integral part of these financial statements.

2016 Semi-Annual Report 10

Walthausen Select Value Fund

Financial Highlights - Institutional Class	(Unaudited)
Selected data for a share outstanding throughout the period:	2/1/2016		2/1/2015		2/1/2014		2/1/2013		2/1/2012	2/1/2011
	to		to		to		to		to	to
	7/31/2016		1/31/2016		1/31/2015		1/31/2014		1/31/2013	1/31/2012
Net Asset Value -
Beginning of Period	$13.19		$14.70		$15.19		$12.01		$10.23	$10.04
Net Investment Income (Loss) (a)	0.03		0.08		0.17		(0.01)		(0.01)	0.00
Net Gain (Loss) on Securities (Realized and Unrealized) (b)	1.67		(1.42)		0.10		3.54		2.24	0.19
Total from Investment Operations	1.70		(1.34)		0.27		3.53		2.23	0.19
Distributions (From Net Investment Income)	-		(0.07)		(0.14)		-		-	-
Distributions (From Capital Gains)	-		(0.10)		(0.62)		(0.35)		(0.45)	-
Total Distributions	-		(0.17)		(0.76)		(0.35)		(0.45)	-
Proceeds from Redemption Fee (Note 2)	-	+	-	+	-	+	-	+	-	-
Net Asset Value -
End of Period	$14.89		$13.19		$14.70		$15.19		$12.01	$10.23
Total Return (c)	12.89%	*	(9.23)%		1.57%		29.31%		22.08%	1.89%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$52,147		$48,191		$46,778		$30,600		$15,044	$1,253
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.45%	**	1.45%		1.45%		1.45%		1.45%	1.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.16%	**	0.31%		0.83%		-0.33%		-0.13%	-0.05%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.20%	**	1.20%		1.20%		1.20%		1.39%	1.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.41%	**	0.56%		1.08%		-0.08%		-0.08%	-0.05%
Portfolio Turnover Rate	27.40%	*	62.54%		75.83%		77.67%		36.16%	94.46%

Walthausen Select Value Fund

Financial Highlights - Retail Class	(Unaudited)
Selected data for a share outstanding throughout the period:	2/1/2016		2/1/2015		2/1/2014		2/1/2013		2/1/2012	2/1/2011
	to		to		to		to		to	to
	7/31/2016		1/31/2016		1/31/2015		1/31/2014		1/31/2013	1/31/2012
Net Asset Value -
Beginning of Period	$13.06		$14.57		$15.05		$11.94		$10.19	$10.04
Net Investment Income (Loss) (a)	0.01		0.05		0.16		(0.05)		(0.04)	(0.06)
Net Gain (Loss) on Securities (Realized and Unrealized) (b)	1.65		(1.42)		0.09		3.51		2.24	0.21
Total from Investment Operations	1.66		(1.37)		0.25		3.46		2.20	0.15
Distributions (From Net Investment Income)	-		(0.04)		(0.11)		-		-	-
Distributions (From Capital Gains)	-		(0.10)		(0.62)		(0.35)		(0.45)	-
Total Distributions	-		(0.14)		(0.73)		(0.35)		(0.45)	-
Proceeds from Redemption Fee (Note 2)	-	+	-	+	-	+	-	+	-	-
Net Asset Value -
End of Period	$14.72		$13.06		$14.57		$15.05		$11.94	$10.19
Total Return (c)	12.71%	*	(9.50)%		1.46%		28.89%		21.88%	1.49%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$51,005		$39,781		$26,091		$4,802		$145	$16
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.45%	**	1.45%		1.45%		1.47%		1.70%	1.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.13%	**	0.31%		0.98%		-0.37%		-0.38%	-0.55%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.45%	**	1.45%		1.45%		1.45%		1.64%	1.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.13%	**	0.31%		0.98%		-0.35%		-0.32%	-0.55%
Portfolio Turnover Rate	27.40%	*	62.54%		75.83%		77.67%		36.16%	94.46%

* Not Annualized.                                                              ** Annualized.
+ Amount less than $0.005 per share.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the
Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

2016 Semi-Annual Report 11

NOTES TO FINANCIAL STATEMENTS
WALTHAUSEN SELECT VALUE FUND
July 31, 2016
(Unaudited)

1.) ORGANIZATION
Walthausen Select Value Fund (the “Fund”) was organized as a diversified series of the Walthausen Funds (the “Trust”) on December 1, 2010. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized in Ohio as a business trust on October 10, 2007 and may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on December 27, 2010. As of July 31, 2016, there were two series authorized by the Trust. The Fund currently offers Institutional Class shares and Retail Class shares. Prior to January 30, 2013 the Institutional Class was named the Investor Class. The classes differ principally in their respective distribution expenses and arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Prior to June 1, 2013, Retail Class shares of the Fund were subject to Rule 12b-1 distribution fees. While the Fund does not currently charge any Rule 12b-1 distribution fees, the Fund does reserve the right to pay or accrue such fees upon notice to shareholders. The Fund’s investment objective is to seek long-term capital appreciation. The investment advisor to the Fund is Walthausen & Co., LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the six month period ended July 31, 2016, the Fund did not incur any interest or penalties.

SHARE VALUATION
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less. During the six month period ended July 31, 2016, proceeds from redemption fees amounted to $1,597 and $924 for Institutional Class shares and Retail Class shares, respectively.

2016 Semi-Annual Report 12

Notes to Financial Statements (Unaudited) - continued

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deductions. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund records security transactions based on the trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or an appropriate basis.

Class specific expenses are borne by each specific class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes based on the basis of relative net assets.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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Notes to Financial Statements (Unaudited) - continued

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and real estate investment trusts). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at the net asset value and are classified as level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of July 31, 2016:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 98,569,225	$0	$0	$ 98,569,225
Real Estate Investment Trusts	2,620,784	0	0	2,620,784
Money Market Funds	3,103,151	0	0	3,103,151
Total	$104,293,160	$0	$0	$104,293,160

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 2 or level 3 assets during the six month period ended July 31, 2016. There were no transfers into or out of the levels during the six month period ended July 31, 2016. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

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Notes to Financial Statements (Unaudited) - continued

The Fund did not invest in any derivative instruments during the six month period ended July 31, 2016.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Trust, on behalf of the Fund, has entered into an investment advisory agreement (“Management Agreement”) with the Advisor. The Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services, the Advisor received an investment management fee equal to 1.00% of the average daily net assets of the Fund. For the six month period ended July 31, 2016, the Advisor earned management fees totaling $482,424, of which $86,969 was due to the Advisor at July 31, 2016.

Under the terms of the Services Agreement between the Trust, on behalf of the Fund, and the Advisor (the “Services Agreement”), the Advisor renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, excluding management fees, any 12b-1 fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers. For its services, the Advisor receives service fees equal to an annual rate of 0.45% of the Fund’s average daily net assets up to $100 million, 0.25% of the Fund’s average daily net assets between $100 million and $500 million, and 0.15% of such assets in excess of $500 million. The Advisor has contractually agreed to waive, for the Institutional Class shares through May 31, 2017, 0.25% of the applicable Services Agreement fees for the class’ average daily net assets up to $100 million. The Advisor may not terminate the fee waiver before May 31, 2017.

For the six month period ended July 31, 2016, the Advisor earned service fees of $216,362, of which $27,561 was due to the Advisor at July 31, 2016. Service fees totaling $64,510 were waived with no recapture provision for the six month period ended July 31, 2016 for the Institutional Class.

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management and services fees paid to the Advisor by the Fund.

The Trustees who are not interested persons of the Fund were each paid $2,000, for a total of $6,000, in Trustees’ fees plus travel and related expenses for the six month period ended July 31, 2016 for their services to the Fund. The Advisor pays these fees pursuant to the Services Agreement.

5.) DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Advisor for services rendered and expenses borne in connection with brokerage platform fees. This Distribution Plan provides that the Fund may pay the annual rate of up to 0.25% of the average daily net assets of the Fund’s Retail Class shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund’s shares. Effective June 1, 2013, the Fund does not currently pay or accrue any distribution fees for Retail Class shares; however, the Fund reserves the right to pay or accrue such fees in the future upon notice to shareholders.

6.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. Paid in capital at July 31, 2016 was $102,542,156 representing 3,502,238 Institutional Class shares outstanding and 3,464,073 Retail Class shares outstanding.

7.) PURCHASES AND SALES OF SECURITIES
For the six month period ended July 31, 2016, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $33,168,129 and

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Notes to Financial Statements (Unaudited) - continued

$25,608.114, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under Section 2(a)(9) of the 1940 Act. As of July 31, 2016, Charles Schwab & Co., Inc. located in San Francisco, California, and NFS, LLC located in New York, New York, each for the benefit of its clients, held, in aggregate, 57.17% and 26.67%, respectively, of the Institutional Class shares of the Fund, and therefore each may be deemed to control the Institutional Class. As of July 31, 2016, NFS, LLC located at 200 Liberty Street, New York, New York, for the benefit of its clients, held, in aggregate, 84.48%, of the shares of the Retail Class shares of the Fund, and therefore may be deemed to control the Retail Class.

9.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at July 31, 2016 was $98,358,174. At July 31, 2016, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$11,643,587	($5,708,601)	$5,934,986

As of July 31, 2016, there were no differences between book and tax basis.

The tax character of distributions paid from Institutional Class was as follows:

	Six Months Ended	Fiscal Year Ended
	July 31, 2016	January 31, 2016
Ordinary Income	$ -0-	$ 370,895
Long-Term Capital Gain	-0-	232,988
	$ -0-	$ 603,883

The tax character of distributions paid from Retail Class was as follows:

	Six Months Ended	Fiscal Year Ended
	July 31, 2016	January 31, 2016
Ordinary Income	$ -0-	$ 209,371
Long-Term Capital Gain	-0-	187,995
	$ -0-	$ 397,366

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Board of Trustees
Edward A. LaVarnway
John P. Mastriani
Hany A. Shawky
John B. Walthausen

Investment Advisor and Administrator
Walthausen & Co., LLC

Legal Counsel
Thompson Hine LLP

Custodian
US Bank, N.A.

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Ultimus Fund Solutions, LLC

Sub-Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

Distributor
Rafferty Capital Markets, LLC

This report is provided for the general information of the shareholders of the Walthausen
Select Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

WALTHAUSEN SELECT VALUE FUND
2691 Route 9, Suite 102
Malta, NY 12020

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WALTHAUSEN FUNDS

By: /s/John B. Walthausen John B. Walthausen President Date: 9/19/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/John B. Walthausen John B. Walthausen President Date: 9/19/2016

By: /s/Stanley M. Westhoff Jr. Stanley M. Westhoff Jr. Chief Financial Officer Date: September 19, 2016